WireCo WorldGroup Investor Call Q4 2015

2 Forward-Looking Statements This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements. It is important to note that the Company’s performance, and actual results, financial condition or business could differ materially from those expressed in such forward- looking statements. Forward-looking statements include those containing such words as “anticipates,” “believes”, “continues,” “estimates,” “expects,” “forecasts,” “intends,” “outlook,” “plans,” “projects,” “should,” “targets,” “will,” or other words of similar meaning. Factors that could cause or contribute to such differences include, but are not limited to: the general economic conditions in markets and countries where we have operations; fluctuations in end market demand; risks associated with our non-U.S. operations; foreign currency exchange rate fluctuations; the competitive environment in which we operate; changes in the availability or cost of raw materials and energy; risks associated with our manufacturing activities; our ability to meet quality standards; our ability to protect our trade names; violations of laws and regulations; the impact of environmental issues and changes in environmental laws and regulations; our ability to successfully execute and integrate acquisitions; comparability of our specified scaled disclosure requirements applicable to emerging growth companies; labor disturbances, including any resulting from suspension or termination of our collective bargaining agreements; our significant indebtedness; covenant restrictions; the interests of our principal equity holder may not be aligned with the holders of our 9.5% Senior Notes; and credit-rating downgrades. More detailed information about factors that could affect future performance or results may be found in our filings with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent reports. Forward-looking statements should not be relied upon as a guarantee of future performance or results, nor will they prove to be accurate indications of the times at or by which any such performance or results will be achieved. The Company undertakes no obligation to update forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial condition or business over time. Non-GAAP Financial Measures Some of the information included in this presentation is derived from our consolidated financial information but is not presented in our financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Certain of these data are considered “Non-GAAP Financial Measures” under SEC rules. These Non-GAAP Financial Measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures can be found in the Appendix to this presentation. These Non-GAAP Financial Measures are provided as a means to enhance communications with security holders by providing additional information regarding our operating results and liquidity. Management uses these Non-GAAP Financial Measures in evaluating our performance and in determining debt covenant calculations. Any reference during the discussion today to EBITDA means Adjusted EBITDA for which we have provided a reconciliation in the Appendix. Cautionary Statements

WireCo Business Overview

4 WireCo Overview Steel (67%) (1) Large diameter, highly engineered rope and electrical signal transmission cable Engineered specialty wire products used in industrial end markets Highly engineered, made-to-order synthetic ropes and technical products that have strength characteristics of steel but weigh significantly less Synthetic (33%) (1) Highly engineered plastic molding from recycled materials used in a variety of industrial, structural and oil and gas applications Rope (73% of Sales) (1) Broad Product Offering Specialty Wire (16% of Sales) (1) Engineered Products (11% of Sales) (1) Rope: Diverse End Market Applications Oil & Gas Industrial and Infrastructure Fishing Maritime Mining (1) Percentages shown as % of Q4 2015 Sales.

WireCo Q4 2015 Performance

Q4 Performance Summary

WireCo WorldGroup

- Management continues proactive cash and cost management in challenging market conditions, generating Adjusted EBITDA margins of 15.5% and achieving near break-even cash in a bond interest paying quarter
- Revenue decline from Q4'14 to Q4'15 of $44.3 million
  - FX Impact: $16.6 million compared to Q4'14
  - Oil & Gas slowdown driving lower sales in Onshore ropes and Engineered Products (consumable O&G portfolio of EP)
  - Q4'15 did not have offshore deep water mooring project in operation in Portugal factory (changeover from previous project as previously discussed; new project to commence Q2'16)
- Resulting Adjusted EBITDA(1) of $24.5 million
  - FX impact of $2.9 million compared to Q4'14
- Consistent with previous guidance, achieved near break-even cash with disciplined working capital management

Sales


$202.7
$186.1
$158.4
Q4 '14
Q4 '14 CC(2)
Q4 '15

FX	EUR	MXN	PLN
2014A	1.25	13.84	3.37
2015A	1.10	16.75	3.89

Adjusted EBITDA (1)


$36.2
$34.3
$33.3
$31.4
$28.5
$24.5
16.9%
15.5%
Q4 '14
Q4 '14 CC(2)
Q4 '15
Credit Agreement EBITDA(1)
%: Adjusted EBITDA(1) Margin

Free Cash Flow (1)


$0.5
$(0.7)
Q4 '14
Q4 '15

6

(1) Adjusted EBITDA, Credit Agreement EBITDA and Free Cash Flow are Non-GAAP Financial Measures. See appendix for reconciliations to most directly comparable GAAP Financial Measures; ($ in millions)
(2) 2014 Constant Currency (CC) are 2014 actuals calculated at 2015 exchange rates for the same period.

7 $34.3 $31.4 $24.5 $2.9 $11.4 $1.0 $3.5 $36.2 $33.3 $28.5 Q4'14 Adjusted EBITDA FX Q4'14 Constant Currency Oil & Gas All Other Markets Operational Expenses Q4'15 Adjusted EBITDA (1)  Consistent with previous quarters in FY’15, managed operating costs to help mitigate market dynamic change for Currency and Oil and Gas – FX impact reduced Adjusted EBITDA(1) by $2.9 million – Sales decline resulted in $10.4 million (Constant Currency(2)) impact to Adjusted EBITDA(1)  Oil & Gas: $11.4 million of decline (US rig count average in Q4’14 of 1,912 decreased to 753 in Q4’15) – Cost savings of $3.5 million in Q4 from procurement efficiencies and SG&A reductions, resulted in exceeding operational savings target communicated to the market for FY’15 Q4 Adjusted EBITDA(1) Bridge Adjusted EBITDA (1) Bridge (1) Adjusted EBITDA and Credit Agreement EBITDA are Non-GAAP Financial Measures. See appendix for reconciliations to most directly comparable GAAP Financial Measures; ($ in millions) (2) 2014 Constant Currency (CC) are 2014 actuals calculated at 2015 exchange rates for the same period. (1) (2) Credit Agreement EBITDA (1)

FY 2015 Performance Summary

WireCo WorldGroup

- Revenue decline from FY'14 to FY'15 of $172.8 million
  - FX Impact: $87.0 million
  - Onshore Oil & Gas and consumable offshore Engineered Products portfolio drove sales decline
- Reduction in operations expenses of $10.4 million and SG&A of $7.9 million partially offset impact from sales decline
  - Operations: driven by $7.2 million procurement initiatives and other operations cost management
  - SG&A: headcount reductions, HQ relocation, negotiated 3rd party costs and disciplined expense management (i.e. T&E, relocation/recruiting, advertising)
- Resulting Adjusted EBITDA[(1)] of $106.4 million, a decline of $44.6 million versus FY'14
  - FX impact of $15.5 million
- FY cash generation driven by disciplined working capital management (working capital decline of $13.9M in FY 2015) and capital expenditure spending (while continuing to prudently invest in maintenance)

Sales



$856.8
$769.8
$684.0
FY '14
FY '14 CC(2)
FY '15

FX	EUR	MXN	PLN
2014A	1.33	13.29	3.15
2015A	1.11	15.82	3.77

Adjusted EBITDA (1)



$156.5
$151.0
$141.0
$135.5
$127.7
$106.4
17.6%
15.6%
FY '14
FY '14 CC(2)
FY '15
Credit Agreement EBITDA(1)
%: Adjusted EBITDA(1) Margin

Free Cash Flow (1)



$28.5
$8.0
FY '14
FY '15

8

(1) Adjusted EBITDA, Credit Agreement EBITDA, and Free Cash Flow are Non-GAAP Financial Measures. See appendix for reconciliations to most directly comparable GAAP Financial Measures; ($ in millions)
(2) 2014 Constant Currency (CC) are 2014 actuals calculated at 2015 exchange rates for the same period.

9 Q4 Commentary Plant / Other Operational  Plant savings offset by lower absorption driven by inventory reduction targets  Includes savings related to Distribution Centers and Freight Procurement  Achieved further rod pricing concessions from procurement strategy roll-out and benefited from declines in rod and zinc market prices SG&A  Favorable due to headcount reductions, hire deferrals, disciplined travel and entertainment expense management and 3rd party consultant management Operational Initiatives Summary Management’s operational initiatives generated savings of $600k in excess of the FY’15 savings communicated during Q1’15 investor call (1) Full year 2015E savings communicated on Q1 Investor call; ($ in millions) Plants / Other Total Operational Procurement SG&A Savings Total 2015 Estimated Savings(1) $ 5.6 $ 7.1 $ 5.0 $ 17.7 Q1 Actual Savings 0.9 0.5 0.5 1.9 Q2 Actual Savings 2.0 1.6 2.8 6.4 Q3 Actual Savings 0.8 3.2 2.5 6.5 Q4 Actual Savings (0.5) 1.9 2.1 3.5 Total FY '15 Savings $ 3.2 $ 7.2 $ 7.9 $ 18.3 FY vs. Original Estimate (2.4) 0.1 2.9 0.6

Working Capital & Cash Management

WireCo WorldGroup

- Cash usage of $700k in Q4'15 including $28.2 million interest payment and $700k Advisory fees and FX impact
- Generated $8.0 million of cash in total FY'15
- Ending Net Debt[1] of $808.8 million (down from $816.8 million in Q4'14)

Free Cash Flow [1]

	FY 2014	Q4 '15	FY 2015
Adjusted EBITDA [1]	**$151.0**	**$24.5**	**$106.4**
Interest	(69.8)	(28.2)	(67.8)
Tax	(8.6)	(3.0)	(7.0)
A/R	(6.5)	6.6	16.7
Inventory	(17.1)	2.2	21.6
Payable & Other	19.6	6.7	(17.2)
Change in NWC	**($4.0)**	**$15.5**	**$21.1**
Capex	(24.9)	(7.0)	(29.8)
Other	(8.9)	(1.8)	(6.9)
Cash Flow (Pre FX / Advisory / Am. Fees)	**$34.8**	**$ 0.0**	**$16.0**
FX / Advisory / Amendment Fees	($6.3)	($0.7)	($7.9)
Free Cash Flow [1]	**$28.5**	**$ (0.7)**	**$ 8.0**
Net Debt [1]	**$816.8**	**$ 808.8**	**$ 808.8**

Key Working Capital Statistics

	Metrics in Days				
	Q4 '14	Q1 '15	Q2 '15	Q3 '15	Q4 '15
A/R	61	62	63	64	66
Inventory	134	134	138	132	140
A/P	56	51	52	46	54
WC % of Sales	*32.5%*	*34.8%*	*35.7%*	*36.2%*	*36.4%*

10

(1) Adjusted EBITDA, Free Cash Flow and Net Debt are Non-GAAP Financial Measures. See appendix for reconciliations to most directly comparable GAAP Financial Measures; $ in millions

11 $833 $834 $817 $817 $817 $826 $808 $809 $817 $802 $778 $788 $769 $763 5.1x 5.0x 5.5x 5.7x 6.0x 5.9x 5.5x 5.2x 5.2x 5.3x 5.8x 6.0x 6.3x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x $750 $770 $790 $810 $830 $850 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Net Debt Swap Adj. Net Debt Swap Adj. Net Leverage Net Leverage  Net Debt(1) ended at $808.8 million – Swap Adjusted Net Debt assumes unrealized gain from swap  Total debt of $831.4 million; total cash of $22.6 million – Approximately $21.1 million of cash is unrestricted and can be repatriated on tax free basis; however, given inability of foreign entities to draw directly on revolver, those entities keep cash on balance sheet for working capital purposes Net Debt(1) Levels Net Debt (1) and Swap Adjusted Net Debt Trend (2) (2) (1) Net Debt is a Non-GAAP Financial Measure. See appendix for reconciliation to most directly comparable GAAP Financial Measure; ($ in millions) (2) Calculated per Credit Agreement definition

Business Outlook

Rope Update

Sales Results

LTM Rope Sales: $496.7



$130.0
$126.5
$124.0
$116.2
Q1 '15
Q2 '15
Q3 '15
Q4 '15



Short-Term WireCo Sales Outlook

Oil & Gas

- *Continued rig count decline impacting onshore O&G businesses*
- *Brazil factory running both lines with projects*
- *Continued penetration of middle eastern market*
- *Previously discussed planned Portugal changeover for contract transition in Q1'16 (new project commencing in Q2)*

Industrial and Infrastructure

- *US/Europe construction segments with mixed signals on financial markets concerns*
- *China continues to manufacturing slowdown*
- *Growth from now fully operational Crane Center and promotion of value priced Oliveira brand in North America market*

Mining

- *Continued slowdown of tons mined in NA with global mining companies under financial stress*
- *Gaining traction in new markets (Africa / South America) and scheduled new product releases on track*

Fishing

- *Penetration of new markets with new products on pace*
- *Delay in tuna nets orders to be made up in Q2'16*
- *Overall end market experiencing stability on steady market production*

Maritime

- *Global demand slowdown for commodities shipped via vessel*
- *China's trade activity continues weakness*
- *Several initiatives in execution phase including further penetration of US market with Lankhorst synthetics products*

13

($ in millions)

14 LTM Wire Sales: $119.0 Sales Results Specialty Wire Short- Term WireCo Sales Outlook Engineered Products LTM Engineered Products Sales: $68.2 Specialty Wire and Engineered Products Successfully completed first large buoyancy product in Q4‘15 Continuing to develop buoyancy portfolio (one order to be delivered in Q1; larger orders expected for Q3) Continued weakness in mature offshore portfolio Rest of portfolio showing stability, with particular strength in steel side Public infrastructure projects in Mexico continue to be delayed with reductions in public investment Automotive sector in Mexico and Poland showing strength Construction slowdown in Europe and US ($ in millions) $32.9 $30.9 $29.6 $25.6 Q1 '15 Q2 '15 Q3 '15 Q4 '15 $17.4 $16.4 $17.8 $16.6 Q1 '15 Q2 '15 Q3 '15 Q4 '15

15  Delivered expense reductions in excess of initial guidance for the full year – Achieved Adjusted EBITDA(1) margins of 15.6% in 2015 – In Q4’15, achieved Adjusted EBITDA(1) margins in line with rest of year despite $17 million of lower sales than average sales in Q1-Q3  Generated $8.0 million in cash through disciplined management of working capital – Continuing to reduce inventory during challenging markets  Continue to monitor the market environment and actively manage costs  Disciplined cost and cash management allowing for investment in strategic commercial initiatives during current commodity market decline – Management investing in new products (2016/2017 releases), new geographies and new equipment to grow top line  We remain focused on extending the duration of our capital structure – In active dialogue with various sources of financing and expect to complete a refinancing well-ahead of our 2017 maturities Conclusion (1) Adjusted EBITDA is a Non-GAAP Financial Measure. See appendix for reconciliations to most directly comparable GAAP Financial Measures.

Appendix

17 $36.5 $41.3 $39.0 $34.3 $27.3 $27.1 $27.5 $24.5 $37.6 $42.5 $40.1 $36.2 $35.4 $31.9 $31.9 $28.5 17.3% 18.2% 17.9% 16.9% 15.2% 15.6% 16.1% 15.5% Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Adjusted EBITDA Credit Agreement EBITDA % of Sales Quarterly Performance Trends Sales Adjusted EBITDA (1) Free Cash Flow (1) Adjusted Working Capital (1) (1) (1) Adjusted EBITDA, Credit Agreement EBITDA, Adjusted Working Capital and Free Cash Flow are Non-GAAP Financial Measures. See appendix for reconciliations to most directly comparable GAAP Financial Measures; ($ in millions) $210.5 $226.5 $217.1 $202.7 $180.4 $173.8 $171.4 $158.4 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 $12.3 $(0.5) $16.2 $0.5 $(0.1) $(9.2) $18.1 $(0.7) Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 $311.3 $313.2 $286.7 $263.5 $251.3 $248.2 $247.8 $230.4 36.9% 34.6% 33.0% 32.5% 34.8% 35.7% 36.2% 36.4% Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Adjusted Working Capital % of Sales (1) (1)

18 Adjusted Working Capital(1) Metrics A/P  Working capital management is the largest opportunity for cash generation  Q4’15 Adjusted Working Capital(1) 36.4% of sales Adjusted Working Capital (1) A/R & Customer Advances Inventory (1) Adjusted Working Capital is a Non-GAAP Financial Measure. See appendix for reconciliations to most directly comparable GAAP Financial Measures; ($ in millions) AWC % of L3M Sales Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 36.9% 34.6% 3 .0% 32.5% 34.8% 35.7% 36.2% 36.4% 240 248 228 225 206 203 192 187 138 135 128 134 134 138 132 140 100 110 120 130 140 150 160 $- $50 $100 $150 $200 $250 $300 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 D S I Inventory, net Days sales in inventory (DSI) Linear (Inventory, net) 160 160 139 137 123 122 122 116 68 53 58 61 62 63 64 66 2 22 42 62 82 102 $50 $70 $90 $110 $130 $150 $170 $190 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 D S O AR Days sales outstanding (DSO) Linear (AR) 89 95 80 99 78 76 67 72 50 51 45 56 51 52 46 54 2 12 22 32 42 52 62 $35 $45 $55 $65 $75 $85 $95 $105 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 D P O AP Days payables outstanding (DPO) Linear (AP) 311 313 287 264 251 248 248 230 156 137 141 136 145 149 150 152 115 120 125 130 135 140 145 150 155 160 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 C a s h C onv e rs io n AWC Cash conversion cycle (in days) Linear (AWC)

19 Income Statement Results 2014 2015 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Sales $210.5 $226.5 $217.1 $202.7 $856.8 $180.4 $173.8 $171.4 $158.4 $684.0 Adj. EBITDA (1) $36.5 $41.3 $39.0 $34.3 $151.0 $27.3 $27.1 $27.5 $24.5 $106.4 Adj. EBITDA Margin 17.3% 18.2% 17.9% 16.9% 17.6% 15.2% 15.6% 16.1% 15.5% 15.6% Credit Agreement EBITDA (1) $37.6 $42.5 $40.1 $36.2 $156.5 $35.4 $31.9 $31.9 $28.5 $127.7 Sales Var. QoQ 2.7% 7.6% (4.2%) (6.6%) (11.0%) (3.6%) (1.4%) (7.5%) Adj. EBITDA Var. QoQ 4.3% 13.2% (5.6%) (12.0%) (20.2%) (0.7%) 1.7% (11.0%) Sales Var. YoY (5.5%) 19.3% 6.5% (1.1%) (14.3%) (23.3%) (21.1%) (21.8%) Adj. EBITDA Var. YoY (2.9%) 33.2% 9.2% (2.1%) (25.2%) (34.4%) (29.4%) (28.5%) (1) Adjusted EBITDA and Credit Agreement EBITDA are Non-GAAP Financial Measures. See appendix for reconciliations to most directly comparable GAAP Financial Measures; ($ in millions)

20 2014 2015 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Free Cash Flow (1) $12 ($1) $16 $1 $0 ($9) $18 ($1) Interest Paid $5 $31 $6 $28 $6 $28 $6 $25 CapEx $3 $6 $7 $9 $9 $8 $5 $7 Cash Flow Adjusted Working Capital (AWC) (1) $311 $313 $287 $264 $251 $248 $248 $230 AWC % of Sales 36.9% 34.6% 33.0% 32.5% 34.8% 35.7% 36.2% 36.4% Net Debt (1) $833 $834 $817 $817 $817 $826 $808 $809 Net Leverage 5.9x 5.5x 5.2x 5.2x 5.3x 5.8x 6.0x 6.3x Balance Sheet Cash Flow and Balance Sheet Results (1) Free Cash Flow, Adjusted Working Capital and Net Debt are Non-GAAP Financial Measures. See appendix for reconciliations to most directly comparable GAAP Financial Measures; ($ in millions)

Non-GAAP Reconciliations

WireCo WorldGroup

Adjusted EBITDA Reconciliation

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	FY 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	FY 2015
Net Loss (GAAP)	$ (43)	$ (2,097)	$ (35,192)	$ 8,559	$ (28,773)	$ (4,068)	$ (15,045)[1]	$ (5,192)	$ (11,203)	$ (35,508)
Plus:										
Interest expense, net	19,858	20,116	19,603	18,900	78,477	18,988	16,637	19,597	15,364	70,586
Income tax expense (benefit)	658	2,704	(4,540)	(14,463)	(15,641)	(7,561)	6,709	1,446	(472)	122
Depreciation and amortization	13,035	12,913	12,192	12,418	50,558	11,375	11,138[1]	11,232	10,527	44,272
Foreign currency exchange losses (gains), net	(950)	4,045	31,816	1,387	36,298	4,278	2,689	(5,626)	598	1,939
Share-based compensation	1,762	1,808	1,969	2,277	7,816	1,926	1,926	1,926	1,718	7,496
Other expense (income), net	(755)	176	(125)	680	(24)	309	(80)	169	447	845
Loss on extinguishment of debt	-	-	617	-	617	-	-	-	-	-
Acquisition costs	12	334	-	1,107	1,453	-	-	-	-	-
Purchase accounting (inventory step-up and other)	-	-	-	-	-	-	-	-	-	-
Advisory fees	952	947	2,001	1,497	5,397	984	991	953	979	3,907
Reorganization and restructuring charges	987	147	832	268	2,234	759	1,498	2,956	3,463	8,676
Effect of inventory optimization program	-	-	9,244	-	9,244	-	-	-	-	-
Non-cash impairment of fixed assets	598	-	246	300	1,144	-	-	-	3,238	3,238
Other adjustments	356	230	289	1,334	2,209	352	587	58	(159)	838
Adjusted EBITDA (Non-GAAP)	$ 36,470	$ 41,323	$ 38,952	$ 34,264	$ 151,009	$ 27,342	$ 27,050	$ 27,519	$ 24,500	$ 106,411
Plus:										
Additional reorganization and restructuring charges	-	-	-	300	300	89	172	-	-	261
Additional effect of Inventory Optimization Program	-	-	-	-	-	-	-	143	327	470
Production curtailment	-	-	-	-	-	633	491	737	1,000	2,861
Impact of nonrecurring resin procurement costs	-	-	-	-	-	-	-	920	-	920
Impact of nonrecurring and unusual items in Brazil	-	-	-	-	-	2,609	1,136	-	-	3,745
Pro forma SG&A expense savings	1,175	1,175	1,175	1,175	4,700	3,397	1,850	1,375	1,375	7,997
Pro forma facility consolidation					-	1,173	1,173	1,173	1,173	4,693
Additional other adjustments	-	-	-	500	500	202	-	-	157	359
Credit Agreement EBITDA (Non-GAAP)	$ 37,645	$ 42,498	$ 40,127	$ 36,239	$ 156,509	$ 35,445	$ 31,872	$ 31,868	$ 28,532	$ 127,717

(1) Reflects correction of an error of $3,051 in unrealized foreign currency gains which were previously excluded from net loss; ($ in 000's)

21

22 Adjusted Working Capital Non-GAAP Reconciliations ($ in 000’s) Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Accounts receivable, net 160,427$ 159,652$ 141,982$ 143,068$ 126,549$ 131,707$ 134,297$ 124,463$ Inventories, net 239,831 248,400 227,590 225,075 205,567 202,889 192,211 186,964 Accounts payable (88,950) (94,821) (80,026) (98,914) (77,656) (76,182) (66,738) (72,153) Customer advances - - (2,886) (5,716) (3,128) (10,204) (11,964) (8,918) Adjusted Working Capital (Non-GAAP) 311,308 313,231 286,660 263,513 251,332 248,210 247,806 230,356 Plus: All other current assets 55,556 55,208 67,745 75,041 67,177 57,483 49,852 33,494 Less: All other current liabilities (69,540) (58,025) (72,360) (59,009) (65,251) (41,820) (56,393) (47,672) Working capital (GAAP) 297,324$ 310,414$ 282,045$ 279,545$ 253,258$ 263,873$ 241,265$ 216,178$

23 Free Cash Flow Reconciliation Non-GAAP Reconciliations ($ in 000’s) Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Net cash provided by (used in) operating activities (GAAP) 15,650$ 10,072$ 22,704$ 10,992$ 12,600$ (896)$ 24,299$ 7,043$ Less: capital expenditures (3,200) (6,424) (6,589) (8,659) (9,212) (8,250) (5,367) (6,973) Less: acquisition of business and other investing activities - (4,573) 1,951 - - - - - Effect of exchange rates on cash and cash equivalents 46 26 (1,978) (1,945) (4,460) 608 (547) (560) Other items (187) 352 147 98 940 (700) (263) (221) Free Cash Flow (Non-GAAP) 12,309$ (547)$ 16,235$ 486$ (132)$ (9,238)$ 18,122$ (711)$

24 Net Debt Reconciliation Non-GAAP Reconciliations ($ in 000’s) Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Borrowings under Revolving Loan Facility 18,500$ 27,250$ 44,050$ 68,750$ 57,650$ 75,600$ 54,570$ 42,305$ Polish Debt due 2014 8,810 8,756 8,029 - - - - - Term Loan due 2017 329,975 326,021 325,192 324,362 323,532 308,038 307,246 306,454 9.00% Senior Notes due 2017 (formerly 11.75% Senior Notes) 82,500 82,500 56,000 56,000 56,000 56,000 56,000 56,000 9.50% Senior Notes due 2017 425,000 425,000 425,000 425,000 425,000 425,000 425,000 425,000 Oth r i debtedness 491 594 188 157 - - - - Capital lease obligations 3,659 2,869 2,455 2,328 1,050 1,246 1,460 1,619 Total debt at face value plus capital lease obligations (GAAP) 868,935 872,990 860,914 876,597 863,232 865,884 844,276 831,378 Less: Cash and cash equivalents (33,373) (37,003) (41,718) (58,195) (45,193) (38,044) (34,607) (21,060) Less: Restricted cash (2,551) (2,429) (1,873) (1,565) (1,070) (1,633) (1,584) (1,522) Net Debt (Non-GAAP) 833,011$ 833,558$ 817,323$ 816,837$ 816,969$ 826,207$ 808,085$ 808,796$